Exhibit 10.9


                     AMENDED AND RESTATED SECURED TERM NOTE
                     --------------------------------------


         FOR VALUE RECEIVED, eLEC COMMUNICATIONS CORP., a New York corporation (the "Borrower"), hereby promises to pay to LAURUS MASTER FUND, LTD., c/o M&C Corporate Services Limited, P.O. Box 309 GT, Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, Fax: 345-949-8080 (the "Holder") or its registered assigns or successors in interest, on order, the sum of Two Million Dollars ($2,000,000), together with any accrued and unpaid interest hereon, on February 8, 2008 (the "Maturity Date") if not sooner paid.

         This Note amends and restates in its entirety (and is given in substitution for and not in satisfaction of) that certain $2,000,000 Secured Convertible Term Note made by the Company in favor of Holder on February 8, 2005.

         This Secured Term Note (the "Note") is intended to be a registered obligation within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i) and the Borrower (or its agent) shall register this Note (and thereafter shall maintain such registration) as to both principal and any stated interest. Notwithstanding any document, instrument or agreement relating to this Note to the contrary, transfer of this Note (or the right to any payments of principal or stated interest thereunder) may only be effected by (i) surrender of this Note and either the reissuance by the Borrower of this Note to the new holder or the issuance by the Borrower of a new instrument to the new holder, or (ii) transfer through a book entry system maintained by the Borrower (or its agent), within the meaning of Treasury Regulation Section 1.871-14(c)(1)(i)(B).

         Capitalized terms used herein without definition shall have the meanings ascribed to such terms in that certain Securities Purchase Agreement dated as of February 8, 2005 between the Borrower and the Holder (as amended, modified or supplemented from time to time, the "Purchase Agreement").

The following terms shall apply to this Note:

                                    ARTICLE I
                             INTEREST & AMORTIZATION

         1.1 Interest  Rate.  Subject to Sections  3.2 and 4.6 hereof,  interest
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payable on this Note  shall  accrue at a rate per annum  (the  "Interest  Rate")
equal to the "prime  rate"  published  in The Wall Street  Journal  from time to
                                          ------------------------
time, plus two percent (2%). The prime rate shall be increased or decreased as the case may be for each increase or decrease in the prime rate in an amount equal to such increase or decrease in the prime rate; each change to be effective as of the day of the change in such rate. Interest shall be (i) calculated on the basis of a 360 day year, and (ii) payable monthly, in arrears, which commenced on March 1, 2005 and is payable on the first business day of each consecutive calendar month thereafter until the Maturity Date (and on the Maturity Date), whether by acceleration or otherwise (each, a "Repayment Date").

         1.2 Minimum  Monthly  Principal  Payments.  Amortizing  payments of the
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aggregate  principal  amount  outstanding  under  this  Note  at any  time  (the
"Principal Amount") began on May 1, 2005 and shall recur on the first business day of each succeeding month thereafter until the Maturity Date (each, an "Amortization Date"). Beginning on the first Amortization Date, the Borrower shall make monthly payments to the Holder on each Repayment Date, each in the amount of $60,606.06, together with any accrued and unpaid interest to date on such portion of the Principal Amount plus any and all other amounts which are then owing under this Note, the Purchase Agreement or any other Related Agreement but have not been paid (collectively, the "Monthly Amount"). Any Principal Amount that remains outstanding on the Maturity Date shall be due and payable on the Maturity Date.

                                   ARTICLE II
                                   REPAYMENT

         2.1 Optional  Redemption in Cash.  The Borrower will have the option of
             ----------------------------
prepaying this Note in whole or in part ("Optional Redemption") by paying to the Holder a sum of money (the "Redemption Amount") equal to the principal amount of this Note together with accrued but unpaid interest thereon and any and all other sums due, accrued or payable to the Holder arising under this Note, the Purchase Agreement or any Related Agreement outstanding on the Redemption Payment Date (as defined below). The Borrower shall deliver to the Holder a written notice of redemption (the "Notice of Redemption") specifying the date for such Optional Redemption (the "Redemption Payment Date"), which date shall be no more than ten (10) business days after the date of the Notice of Redemption (the "Redemption Period"), and the principal amount of this Note to be redeemed. On the Redemption Payment Date, the relevant Redemption Amount must be paid in good funds to the Holder. In the event the Borrower fails to pay the relevant Redemption Amount on the Redemption Payment Date as set forth herein, then such Redemption Notice will be null and void.

                                   ARTICLE III
                                EVENTS OF DEFAULT

         3.1 Upon the occurrence and continuance of an Event of Default beyond any applicable grace period, the Holder may make all sums of principal, interest and other fees then remaining unpaid hereon and all other amounts payable hereunder immediately due and payable. In the event of such an acceleration, the amount due and owing to the Holder shall be 125% of the outstanding principal amount of the Note (plus accrued and unpaid interest and fees, if any) (the "Default Payment"). If, with respect to any Event of Default capable of being cured at the reasonable discretion of Holder, the Borrower cures such Event of Default, such Event of Default will be deemed to no longer exist and any rights and remedies of the Holder pertaining to such Event of Default will be of no further force or effect. The Default Payment shall be applied first to any fees due and payable to Holder pursuant to this Note or the Related Agreements, then to accrued and unpaid interest due on this Note and then to outstanding principal balance of this Note.

                  The occurrence of any of the following events set forth in subparagraphs (a) through (i), inclusive, is an "Event of Default":

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

                  (a) Failure to Pay  Principal,  Interest  or other  Fees.  The
                      ----------------------------------------------------
         Borrower fails to pay when due any installment of principal, interest or other fees hereon in accordance herewith, and in any such case, such failure shall continue for a period of three (3) days following the date upon which any such payment was due.

                  (b) Breach of Covenant.  The Borrower breaches any covenant or
                      ------------------
         any other term or condition of this Note or the Purchase Agreement in any material respect, or the Borrower or any of its Subsidiaries breaches any covenant or any other term or condition of any Related Agreement in any material respect and, in any such case, such breach, if subject to cure, continues for a period of fifteen (15) days after the occurrence thereof.

                  (c)   Breach   of   Representations   and   Warranties.    Any
                        ------------------------------------------------
         representation or warranty made by the Borrower in this Note or the Purchase Agreement, or by the Borrower or any of its Subsidiaries in any Related Agreement, shall, in any such case, be false or misleading in any material respect on the date that such representation or warranty was made or deemed made.

                  (d)   Receiver  or  Trustee.   The  Borrower  or  any  of  its
                        ---------------------
         Subsidiaries shall make an assignment for the benefit of creditors, or apply for or consent to the appointment of a receiver or trustee for it or for a substantial part of its property or business; or such a receiver or trustee shall otherwise be appointed.

                  (e)  Judgments.  Any money  judgment,  writ or  similar  final
                       ---------
         process shall be entered or filed against the Borrower or any of its Subsidiaries or any of their respective property or other assets for more than $250,000, and shall remain unvacated, unbonded or unstayed for a period of sixty (60) days.

                  (f)  Bankruptcy.  Bankruptcy,  insolvency,  reorganization  or
                       ----------
         liquidation proceedings or other proceedings or relief under any bankruptcy law or any law for the relief of debtors, voluntary or involuntary, shall be instituted by or against the Borrower or any of its Subsidiaries and, only in the case of an involuntary case commenced against the Borrower or any of its Subsidiaries, the petition is not controverted within ten (10) days, or is not dismissed within sixty
         (60) days after commencement of the case, or the Company or any of its Subsidiaries shall (i) become insolvent, cease operations, dissolve and/or terminate its business existence, (ii) apply for, consent to, or suffer to exist the appointment of, or the taking of possession by, a receiver, custodian, trustee, liquidator or other fiduciary of itself or of all or a substantial part of its property, (iii) make a general assignment for the benefit of creditors or (iv) take any action for the purpose of effecting any of the foregoing.

                  (g) Stop Trade.  An SEC stop trade order or  Principal  Market
                      ----------
         trading suspension of the Common Stock shall be in effect for five (5) consecutive days or five (5) days during a period of ten (10) consecutive days, excluding in all cases a

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

         suspension of all trading on a Principal Market, provided that the Borrower shall not have been able to cure such trading suspension within thirty (30) days of the notice thereof or list the Common Stock on another Principal Market within sixty (60) days of such notice. The "Principal Market" for the Common Stock shall include the NASD OTC Bulletin Board, NASDAQ SmallCap Market, NASDAQ National Market System, American Stock Exchange, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the Common Stock).

                  (h) Default Under Related Agreements or Other Agreements.  The
                      ----------------------------------------------------
         occurrence and continuance of any Event of Default (as defined in the Purchase Agreement or any Related Agreement) or any event of default (or similar term) under any other indebtedness, provided that it shall not be an Event of Default under this Section 4.1(i) unless the aggregate outstanding principal amount of all such other indebtedness as described above is at least $50,000.00.

                  (i) Change in  Control.  (i) Any  "Person" or "group" (as such
                      ------------------
         terms are defined in Sections 13(d) and 14(d) of the Exchange Act, as in effect on the date hereof) is or becomes the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of 35% or more on a fully diluted basis of the then outstanding voting equity interest of the Borrower or (ii) the Board of Directors of the Borrower shall cease to consist of a majority of the Board of Directors of the Borrower on the date hereof (or directors appointed by a majority of the Board of Directors in effect immediately prior to such appointment).

         3.2 Default  Interest  Rate.  Following the  occurrence  and during the
             -----------------------
continuance of an Event of Default, the Borrower shall pay additional interest on this Note in an amount equal to one percent (1%) per month, and all outstanding obligations under this Note, including unpaid interest, shall continue to accrue such additional interest from the date of such Event of Default until the date such Event of Default is cured or waived.

         3.3  Cumulative  Remedies.  The  remedies  under  this  Note  shall  be
              --------------------
cumulative.

                                   ARTICLE IV
                                  MISCELLANEOUS

         4.1 Failure or Indulgence  Not Waiver.  No failure or delay on the part
             ---------------------------------
of the Holder hereof in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         4.2 Notices.  Any notice herein required or permitted to be given shall
             -------
be in writing and shall be deemed effectively given: (a) upon personal delivery to the party notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the

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

next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Borrower at the address provided in the Purchase Agreement executed in connection herewith, with a copy to Pryor Cashman Sherman & Flynn LLP, 410 Park Avenue, New York, New York 10022, Attention: Eric M. Hellige, Esq., facsimile number (212) 798-6380 and to the Holder at the address provided in the Purchase Agreement for such Holder, with a copy to John E. Tucker, Esq., 825 Third Avenue, 14th Floor, New York, New York 10022, facsimile number (212) 541-4434, or at such other address as the Borrower or the Holder may designate by ten days advance written notice to the other parties hereto.

         4.3 Amendment Provision.  The term "Note" and all reference thereto, as
             -------------------
used throughout this instrument, shall mean this instrument as originally executed, or if later amended or supplemented, then as so amended or supplemented, and any successor instrument issued, as it may be amended or supplemented.

         4.4 Assignability. This Note shall be binding upon the Borrower and its
             -------------
successors and assigns, and shall inure to the benefit of the Holder and its successors and assigns, and may be assigned by the Holder in accordance with the requirements of the Purchase Agreement. This Note shall not be assigned by the Borrower without the consent of the Holder.

         4.5  Governing  Law.  This Note shall be governed by and  construed  in
              --------------
accordance with the laws of the State of New York, without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the State of New York. Both parties and the individual signing this Note on behalf of the Borrower agree to submit to the jurisdiction of such courts. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Note is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of this Note. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Borrower in any other jurisdiction to collect on the Borrower's obligations to Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court in favor of the Holder.

         4.6  Maximum  Payments.  Nothing  contained  herein  shall be deemed to
              -----------------
establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Borrower to the Holder and thus refunded to the Borrower.

         4.7  Security  Interest  and  Guarantee.  The Holder has been granted a
              ----------------------------------
security interest (i) in certain assets of the Borrower and its Subsidiaries as more fully described in the Master Security

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

Agreement dated as of February 8, 2005 and (ii) pursuant to the Stock Pledge Agreement dated as of February 8, 2005. The obligations of the Borrower under this Note are guaranteed by certain Subsidiaries of the Borrower pursuant to the Subsidiary Guaranty dated as of February 8, 2005.

         4.8  Construction.  Each  party  acknowledges  that its  legal  counsel
              ------------
participated in the preparation of this Note and, therefore, stipulates that the rule of construction that ambiguities are to be resolved against the drafting party shall not be applied in the interpretation of this Note to favor any party against the other.

         4.9 Cost of Collection. If default is made in the payment of this Note,
             ------------------
the Borrower shall pay to Holder reasonable costs of collection, including reasonable attorney's fees.

         4.10 Business Day. If any Repayment Date is a Saturday, Sunday or a day
              ------------
on which banking institutions in New York City are not required to be open for business (each, a "Legal Holiday"), payment of any Monthly Amount due on such day may be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue in respect of such payment for the intervening period.

         4.11 Prior  Notice.  This Note amends and  restates in its entirety the
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Secured  Convertible  Term Note dated February 8, 2005 delivered by the Borrower to the Holder pursuant to the Purchase Agreement.

       [Balance of page intentionally left blank; signature page follows.]



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


         IN WITNESS WHEREOF, the Borrower has caused this Note to be signed in its name effective as of this 31st day of May, 2006.

                                             eLEC COMMUNICATIONS CORP.


                                             By: /s/  Paul H. Riss
                                                -------------------------------
                                             Name: Paul H. Riss
                                                  -----------------------------
                                             Title:  Chief Executive Officer
                                                    ---------------------------
WITNESS:


/s/ Lauri Vertrees
---------------------------------





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